EXHIBIT 10.5


                              FIRST AMENDMENT and WAIVER dated as of August 14, 1996 to the LOAN AGREEMENT dated as of March 4, 1996 (the "Agreement"), among HOME STATE HOLDINGS, INC. ("Holdings"), a Delaware corporation, TOWER HILL, INC., ("Tower"), a Delaware corporation (Holdings and Tower collectively the "Credit Parties"), THE CHASE MANHATTAN BANK (formerly known as Chemical Bank) ("Chase"), a New York banking corporation, and EUROPEAN AMERICAN BANK ("EAB"), a New York banking corporation (Chase and EAB individually a "Bank" and collectively, the "Banks"), and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as agent for the Banks (in such capacity, the "Agent")


WHEREAS, the Credit Parties, the Agent and the Banks desire to waive and amend the Agreement in certain respects;

WHEREAS, the Agent and the Banks have agreed, subject to the terms and conditions of this FIRST AMENDMENT and WAIVER, to waive and amend the Agreement to the extent set forth below;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Waiver of Article V, COVENANTS OF THE BORROWER, Section 5.02, Negative Covenants, (k) Losses.

    Compliance with Section 5.02(k)(1) of the Agreement is hereby waived to permit the Credit Parties to incur a net consolidated loss for the fiscal quarter ended June 30, 1996 in an amount not in excess of $5,500,000 in the aggregate provided, however, that such loss arises solely as a result of a reserve taken in the fiscal quarter ended June 30, 1996 in the amount of $11,300,000.

2. Amendment to Article V, COVENANTS OF THE BORROWER, Section 5.02, Negative Covenants, (k) Losses.

    Section 5.02(k) of the Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

    "Incur (i) a net consolidated loss in excess of $1,500,000 in the aggregate for any two (2) fiscal quarters in any four (4) quarter period (excluding, for purposes of calculating compliance with this covenant, the fiscal quarter ended June 30, 1996 from any four (4) quarter period and including, in substitution thereof, the fiscal quarter next preceding the


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    first quarter in such four quarter period), or (ii) a net consolidated loss in any amount for any fiscal year (other than the fiscal year ending December 31, 1996, in which the Credit Parties may incur a net consolidated loss not in excess of $2,500,000)."

This FIRST AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

All terms used herein shall have the meaning as in the Agreement unless specifically defined herein.

Except as expressly amended or waived hereby, the Agreement shall remain in full force and effect in accordance with the original terms thereof. The FIRST AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provisions of the Agreement or any default which may occur or may have occurred under the Agreement.

The Credit Parties hereby represent and warrant that, after giving effect to this FIRST AMENDMENT and WAIVER, no Event of Default or Default exists under the Agreement or any other related document.

Please be advised that should there be a need for further amendments and waivers with respect to the Agreement, those requests will be evaluated by the Agent and the Banks when formally requested in writing by the Credit Parties.

This FIRST AMENDMENT and WAIVER may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one FIRST AMENDMENT and WAIVER. This FIRST AMENDMENT and WAIVER shall become effective as of the date first above written upon the receipt by the Agent of duly executed counterparts of the FIRST AMENDMENT and WAIVER, bearing the signatures of each of the parties hereto.

IN WITNESS WHEREOF, the Credit Parties, the Agent and the Banks have caused this FIRST AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           HOME STATE HOLDINGS, INC.


                                           By:_________________________________
                                              Name:
                                              Title


                                           By:_________________________________
                                              Name:
                                              Title


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

                                           TOWER HILL, INC.


                                           By:_________________________________
                                              Name:
                                              Title


                                          By:_________________________________
                                             Name:
                                             Title

                                          THE CHASE MANHATTAN BANK
                                          (formerly known as Chemical), as Agent
                                          and a Bank


                                           By:_________________________________
                                              Name:
                                              Title


                                           By:_________________________________
                                              Name:
                                              Title


                                              EUROPEAN AMERICAN BANK


                                           By:_________________________________
                                              Name:
                                              Title


                                           By:_________________________________
                                              Name:
                                              Title


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

                                    CONSENT

The undersigned, as Guarantors of the obligations of Home State Holdings, Inc. and Tower Hill, Inc., hereby consent to the execution and delivery by Home State Holdings, Inc. and Tower Hill, Inc. of this FIRST AMENDMENT AND WAIVER and hereby confirm that they remain fully bound by the terms of the General Guaranty dated March 4, 1996 to which they are a party.


HSIM L.L.C.                           ASPEN INTERMEDIARIES, INC.


By:_____________________________      By:_____________________________
   Name:                                 Name:
   Title:                                Title:


By:_____________________________      By:_____________________________
   Name:                                 Name:
   Title:                                Title:


                                      ASPEN INTERMEDIARIES L.L.C.


                                      By:_____________________________
                                         Name:
                                         Title:


                                      By:_____________________________
                                         Name:
                                         Title:


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